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                                                                   EXHIBIT 23.10

                                    CONSENT

     I hereby consent to the use of my name as a nominee for the Board of Directors of Career Education Corporation in the Prospectus forming part of this Registration Statement on Form S-1 (the "Registration Statement") and for use of this consent for filing as Exhibit 23.10 to the Registration Statement.



                                     /s/     KEITH K. OGATA
                                    -----------------------------------
                                             Keith K. Ogata


Dated: December 31, 1997